SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

27. SUBSEQUENT EVENTS

Dividends Declared

On February 14, 2018, Agnico Eagle announced that the Board approved the payment of a quarterly cash dividend of $0.11 per common share (a total value of approximately $25.5 million), paid on March 15, 2018 to holders of record of the common shares of the Company on March 1, 2018.

2018 Notes Issuance

On February 27, 2018, the Company entered into a note purchase agreement with certain institutional investors, providing for the issuance of guaranteed senior unsecured notes consisting of $45 million 4.38% Series A senior notes due 2028, $55 million 4.48% Series B senior notes due 2030 and $250 million 4.63% Series C senior notes due 2033 (collectively, the "2018 Notes"). The 2018 Notes are expected to be issued on or about April 5, 2018.

CMC Exploration Asset Purchase

On December 21, 2017, the Company announced it had entered into an agreement to acquire all of the Canadian exploration assets of CMC, including the Kirkland Lake and Hammond Reef Gold projects and additional mining claims and assets located in Ontario and Quebec (the "CMC Transaction"). The CMC Transaction is structured as an asset deal, whereby the Company will acquire all of Yamana's indirect 50% interest in the Canadian exploration assets of CMC, giving the Company 100% ownership of CMC's interest in the assets on closing of the CMC Transaction. The effective purchase price after the distribution of the sale proceeds by CMC to its shareholders will be $162.5 million in cash. The CMC Transaction is subject to the receipt of government, First Nations and other third party consents, as well as other customary conditions. The CMC Transaction is expected to close on or around March 28, 2018 in respect of those assets which CMC can then convey (or such other date as the parties may agree), with subsequent closings thereafter as CMC obtains the requisite consents to transfer.

Purchase of Orla Mining Ltd. Units

On February 15, 2018, the Company completed the purchase of 1,740,500 units ("Units") of Orla Mining Ltd. ("Orla") at a price of C$1.75 per Unit for total cash consideration of C$3.0 million. Each Unit is comprised of one common share of Orla (a "Common Share") and one-half of one common share purchase warrant of Orla (each full common share purchase warrant, a "Warrant"). Each Warrant entitles the holder to acquire one Common Share at a price of C$2.35 prior to February 15, 2021. Upon closing of the transaction, the Company held 17,613,835 Common Shares and 870,250 Warrants, representing approximately 9.86% of the issued and outstanding Common Shares on a non-diluted basis and approximately 10.30% of the issued and outstanding Common Shares on a partially-diluted basis assuming exercise of the Warrants held by the Company.